SCHEDULE 14A
                                  Rule 14a-101
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of l934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [   ]
Check the appropriate box:
[x]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

         Guardian International, Inc.
         -----------------------------------------------------------------------
         (Name of Registrant as Specified In Its Charter)


         -----------------------------------------------------------------------
         (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------

         2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------

         4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------

         5) Total fee paid:
         -----------------------------------------------------------------------

[   ]    Fee paid previously with preliminary materials.
[   ]    Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:
         -----------------------------------------------------------------------

         2) Form, Schedule or Registration Statement No:
         -----------------------------------------------------------------------

         3) Filing Party:
         -----------------------------------------------------------------------

         4) Date Filed:
         -----------------------------------------------------------------------

                          GUARDIAN INTERNATIONAL, INC.
                             3880 North 28th Terrace
                          Hollywood, Florida 33020-1118


--------------------------------------------------------------------------------
                    Notice of Annual Meeting of Shareholders
                           to be held on June 21, 1999

Notice is hereby given that the Annual Meeting of Shareholders of Guardian International, Inc. (the "Company") will be held at University of Miami School of Business, James W. McLamore Executive Education Center, 5250 University Drive, Coral Gables, Florida, 33146, at 2:00 p.m., local time, on June 21, 1999 for the following purposes, as described in the attached Proxy Statement:

         1.       To elect eight (8) directors to the Board of Directors.

         2. To ratify the appointment of Arthur Andersen LLP as the independent accountants for the Company for the year ending December 31, 1999.

         3. To approve the 1999 Incentive Stock Option Plan and ratify non-plan grants of stock options.

         4. To approve a change of domicile of the Company from Nevada to Florida.

         5. To transact such other business as may properly come before the meeting.


Admittance to the meeting will be limited to shareholders. The Board of Directors fixed the close of business on May 3, 1999 as the record date for the determination of shareholders entitled to notice and to vote at the meeting and any adjournment thereof. Accordingly, only shareholders of record at the close of business on that date will be entitled to vote at the meeting. YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING POSTAGE-FREE ENVELOPE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.



By Order of the Board of Directors,


Sheilah Ginsburg
Secretary
May 24, 1999

                          Guardian International, Inc.

                         Annual Meeting of Shareholders

                                  June 21, 1999

                                 Proxy Statement

This Proxy Statement has been prepared and is furnished by the Board of Directors (the "Board of Directors") of Guardian International, Inc. (the "Company") in connection with the solicitation of proxies for the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the University of Miami School of Business, James W. McLamore Executive Education Center, 5250 University Drive, Coral Gables, Florida, 33146, at 2:00 p.m., local time, on June 21, 1999, and any adjournment or postponement thereof for the purpose set forth in the accompanying notice of meeting.

Proxies; Voting Securities

The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, certain officers and employees of the Company, without additional remuneration, may also solicit proxies personally, by telefax or other electronic means and by telephone. In addition to mailing copies of this material to shareholders, the Company may request persons who hold stock in their names or custody, or in the names of nominees for others, to forward such material to those persons for whom they hold shares of the Company and to request their authority for execution of the proxies. The Company may reimburse such persons for their expenses in connection with such request.

It is anticipated that this Proxy Statement and the accompanying form of proxy will be mailed to shareholders on or about May 24, 1999. The Company's Annual Report, including audited financial statements for the fiscal year ended December 31, 1998, is being mailed or delivered concurrently with this Proxy Statement. The Annual Report is not to be regarded as proxy soliciting material.

Only holders of record of the Company's Class A Voting Common Stock, par value $.001 per share (the "Class A Common Stock"), on the books of the Company at the close of business on May 3, 1999, are entitled to vote at the Annual Meeting. On that date, there were 11,569,241 issued and 8,582,241 outstanding shares of Class A Common Stock entitled to vote on each matter to be presented at the Annual Meeting. The Class A Common Stock is referred to herein as the "Voting Stock." Each shareholder of record is entitled to one vote for each share of Voting Stock held on all matters that come before the Annual Meeting. A majority of these shares of Voting Stock will constitute a quorum for the transaction of business at the Annual Meeting.

The approval of a plurality of the outstanding shares of Voting Stock present in person or represented by proxy at the Annual Meeting is required for election of the nominees as directors as set forth in Proposal 1. All other proposals shall be decided by majority vote of the outstanding shares of Voting Stock present in person or represented by proxy at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the election of directors. With respect to all other matters to be voted on by shareholders at the Annual Meeting, abstentions will have the same effect as "no" votes, and broker non-votes will have no effect on the outcome of the vote.

Shares represented by a properly executed proxy received in time to permit its use at the meeting or any adjournment thereof will be voted in accordance with the instructions indicated therein. If no instructions are indicated, the shares represented by the proxy will be voted:

o For the election of all nominees named in this Proxy Statement for director.

o For the ratification of the appointment of Arthur Andersen LLP as independent accountants.

o For the approval of the 1999 Incentive Stock Option Plan and the ratification of the non-plan grants of stock options.

o        For the change of domicile of the Company from Nevada to Florida.

o In accordance with the best judgment of the persons acting under the proxy concerning other matters that are properly brought before the meeting and at any adjournment or postponement thereof.

As of May 3, 1999, Harold Ginsburg, Sheilah Ginsburg, Richard Ginsburg and Rhonda Ginsburg (collectively, the "Ginsburgs") held 35.8% of the outstanding shares of Voting Stock. The Ginsburgs will vote in favor of Proposals 1 through 4 described below.

A shareholder who has given a proxy may revoke it at any time before it is voted at the meeting by giving written notice of such revocation to the office of the Secretary of the Company, by executing and delivering to the Company a proxy bearing a later date or appearing at the Annual Meeting and voting in person.


                                   PROPOSAL 1
                              Election of Directors

The persons named below and in the accompanying form of proxy intend to vote all valid proxies received in favor of the election of each of the persons named below as nominees for director unless authority is withheld. All nominees are currently serving as directors of the Company. To the best of the Company's knowledge, each of the nominees for director is able, and intends, if elected, to serve on the Board of Directors. If, prior to the Annual Meeting, any of the nominees should become unable to serve for any reason, the persons named as proxies will have full discretion to vote for all other persons who are nominated. Each director shall be elected by a plurality of the votes cast. Directors elected at the meeting will serve until the next Annual Meeting of Shareholders or until their successors are elected and qualified.

In accordance with the Company's Amended and Restated Bylaws (the "Bylaws"), the number of directors is fixed at eight. The By-Laws provide that each director serves from the date of his election until the next Annual Meeting of Shareholders and until his successor is elected and qualified. Currently, eight directors are serving on the Board of Directors.

The following individuals are nominated to serve as Directors:

                                 HAROLD GINSBURG
                                SHEILAH GINSBURG
                                RICHARD GINSBURG
                                 DARIUS G. NEVIN
                                WILLIAM REMINGTON
                                 DOUGLAS T. LAKE
                                  JOEL A. COHEN
                                 DAVID HEIDECORN

The following table sets forth certain information with respect to each person who is currently a director or executive officer of the Company, and is based on the records of the Company and information furnished to it by such persons. See "Security Ownership of Certain Beneficial Owners and Management" for information pertaining to stock ownership of each director and executive officer of the Company.
                                       4

Directors and Officers of the Company

The current directors and executive officers of the Company, their positions with the Company and their ages are as follows:

   Name                            Age       Position
   ----                            ---       --------
   Richard Ginsburg (1)            30        Chief Executive Officer, President, Director
   Harold Ginsburg (1)             66        Chairman of the Board of Directors
   Sheilah Ginsburg (1)            60        Secretary, Treasurer, Director
   Darius G. Nevin                 41        Vice President, Chief Financial Officer, Director
   William Remington (5), (6)      69        Director
   Terry Akins                     52        Chief Operating Officer, Vice President
   Douglas T. Lake (2), (5), (6)   48        Director
   David Heidecorn (6)             42        Director
   Joel A. Cohen (3)               59        Vice President, President of Mutual, Director
   Raymond L. Adams (4)            69        Vice President of Mutual

(1) Harold and Sheilah Ginsburg are married and Richard Ginsburg is their son.
(2) In 1998, pursuant to a Stock Subscription Agreement dated as of October 21, 1998 (the "Subscription Agreement") between the Company and Protection One, Inc. ("Protection One"), Protection One purchased 10,000 shares of Series D 6% Convertible Cumulative Preferred Stock ("Series D Preferred Stock") of the Company. Pursuant to the related Stockholders Agreement, Protection One received the right to nominate up to two Directors, upon conversion of the Series D Preferred Stock to Class A Common Stock. Based on its aggregate percentage of Class A Common Stock ownership, and because Protection One has not exercised its right to convert its shares of Series D Preferred Stock to shares of Class A Common Stock, Protection One does not have the right to nominate any directors. Mr. Lake is serving as a Director by invitation of the Board of Directors.
(3) In 1998, the Company entered into an employment agreement with Mr. Cohen coincident with the Company's purchase of Mutual Central Alarm Services, Inc., a New York corporation and wholly-owned subsidiary of the Company ("Mutual"). The terms of Mr. Cohen's employment agreement required his nomination to the Board of Directors.
(4)    Mr. Adams is Vice President of Mutual.
(5)    Mr. Remington and Mr. Lake comprise the Compensation Committee.
(6)    Mr. Remington, Mr. Lake and Mr. Heidecorn comprise the Audit Committee.

The following is a brief summary of the business experience of each director and executive officer of the Company:

Harold Ginsburg

Mr. Ginsburg was a co-founder and President of Guardian from its inception in 1993 until August 15, 1996. He has been a Director of the Company since its inception. Mr. Ginsburg is an acknowledged authority on electronic/computer technology security systems and has personally developed high-tech security systems for many well-known regional and national firms. Mr. Ginsburg also has served as a consultant to financial organizations and government agencies throughout Latin America and Europe. He is responsible for the start-up of several successful security companies, including Guardsman Security Corporation, which he owned and operated from 1983 to 1991. In 1991, Guardsman was sold to Alert Centre, Inc., now owned by ADT Security, Inc. In 1978, Mr. Ginsburg founded Gibraltar Central Security Corporation, which he partially owned and operated until 1982, at which time Gibraltar Central Security Corporation was sold to Security Centres of London, England.

Mr. Ginsburg does not hold directorships in any other reporting companies.

Sheilah Ginsburg

Mrs. Ginsburg was a co-founder of Guardian in 1993 and has been a Director of the Company since that time. She is responsible for the human resources and certain other administrative functions of the Company. Prior to her participation in the development of Guardian, Mrs. Ginsburg was the Vice President/Controller of Guardsman Security Corporation, a business similar to Guardian.

Mrs. Ginsburg does not hold directorships in any other reporting companies.

Richard Ginsburg

Mr. Ginsburg was a co-founder of Guardian and has been a Director of the Company since its inception. He has been President and Chief Executive Officer of Guardian since August 1996. He received a Bachelor of Science degree in communications from the University of Miami. He subsequently served as Central Station Manager of Guardsman Security from 1987 to 1990. Mr. Ginsburg then became Operations Manager for Alert Centre, Inc., another security alarm company, a position he filled from 1990 to 1992.

Mr. Ginsburg does not hold directorships in any other reporting companies. Mr. Ginsburg is a director of Paradigm Direct, in which Western Resources, Inc. holds a significant minority ownership position.

Darius G. Nevin

Mr. Nevin has been a Director and has held the position of Chief Financial Officer of the Company since October 1997. For most of the ten years leading up to that time, Mr. Nevin served in senior executive positions of Guard Technologies, Inc. (now Security Technologies Group, Inc.), a provider of electronic security systems and services to the commercial market. Before entering the security industry, Mr. Nevin was a junior partner of Madison Dearborn Partners, at that time the venture capital division of First Chicago Corp. Mr. Nevin holds an A.B. from Harvard University and an M.B.A. from the University of Chicago.

Mr. Nevin does not hold directorships in any other reporting companies.

Douglas T. Lake

Mr. Lake has been a Director of the Company since April 1998. Mr. Lake is Executive Vice President and Chief Strategic Officer of Western Resources, Inc., and Chairman of the Board of Directors of Protection One, a majority-owned subsidiary of Western Resources, Inc. From 1995 to 1998, Mr. Lake was Senior Managing Director of Investment Banking with Bear Stearns & Company in New York City. Prior to 1995, he was Managing Director with Dillon Reed & Company in New York City. Mr. Lake holds a B.A. from Trinity College in Hartford, Connecticut and an M.B.A. from Amos Tuck School at Dartmouth.

Mr. Lake also holds a directorship with Oneok, Inc, a publicly-held company.

William Remington

Mr. Remington has been a director of the Company since 1996. Mr. Remington is a Canadian citizen and resident and, for twenty-one years ending in 1998, served as the Director General of the Town of Hampstead, Quebec, Canada. In addition, Mr. Remington has participated in the design and installation of central monitoring stations for alarm monitoring companies located in Montreal, Canada, Kingston, Jamaica, London, England and Florida.

Mr. Remington does not hold directorships in any other reporting companies.

David Heidecorn

Mr. Heidecorn has been a director since May 1999. Mr. Heidecorn served as Executive Vice President, Chief Financial Officer and a director of Alarmguard Holdings, Inc. from 1992 until February 1999 when the company was sold to Tyco/ADT. From 1986 to 1992, Mr. Heidecorn was employed by GE Capital Corporation as a Vice President in the Leveraged Finance Group and a Senior Vice President for the Corporate Finance Group, where he led the Bankruptcy and Reorganization Finance activity for the Northeast. He received his B.A. in Economics from Lehigh University and his M.B.A. in Finance from Columbia University.

Mr. Heidecorn does not hold directorships in any other reporting companies.

Terry E. Akins

Mr. Akins served as president of Alarm Control, Inc. ("ACI"), which he co-founded in 1970, between 1989 and May 1997. From 1970 to 1989, Mr. Akins served as Vice President of ACI. In addition, Mr. Akins has been active with local, state and national alarm associations, having served in 1989 as President of the Alarm Association of Florida, an association he co-founded in 1970. Mr. Akins received a Bachelor of Science from the Georgia Institute of Technology in 1969.

Joel A. Cohen

Mr. Cohen is Vice President of the Company and President of Mutual and has been a Director of the Company since February 1999. Mr. Cohen has served as President of Mutual since March 1989. He holds a B.A. from Brooklyn College and an M.B.A. from Long Island University in Brooklyn.

Raymond L. Adams

Mr. Adams has served as Vice President of Mutual since January 1991. Mr. Adams holds a B.A. from Syracuse University.

                               BOARD OF DIRECTORS

Nomination of Certain Directors

The Company is party to a Stockholders Agreement which entitles certain shareholders to nominate members of the Board of Directors, depending on their percentage of ownership of Class A Common Stock. In 1998, pursuant to a Subscription Agreement between the Company and Protection One, Protection One purchased 10,000 shares of Series D Preferred Stock of the Company. Pursuant to the related Stockholders Agreement, Protection One received the right to nominate up to two Directors, upon conversion of the Series D Preferred Stock to Class A Common Stock. Based on its aggregate percentage share ownership, Protection One does not have the right to nominate any directors.

Compensation of Directors

As compensation for serving as a director, Mr. Lake received options in 1998 to purchase 75,000 shares of Class A Common Stock and Mr. Heidecorn received options in 1999 to purchase 75,000 shares of Class A Common Stock. Each option granted to Mr. Lake and to Mr. Heidecorn has an exercise price of $0.84 per share and $0.81 per share, respectively, and vested 20% upon grant and 20% upon each of the subsequent four anniversaries after grant. Non-employee directors receive compensation of $1,000 for each meeting of the Board of Directors which he attends in person.

Meetings and Committees of the Board of Directors

The Board of Directors of the Company held five meetings during the fiscal year ended December 31, 1998. The Board of Directors has a Compensation Committee and an Audit Committee. Messrs. Remington and Lake serve as members of the

Compensation Committee. Messrs. Remington, Lake, and Heidecorn serve as members of the Audit Committee. The functions of the Compensation Committee include reviewing and approving the executive compensation program for the Company and its subsidiaries; assessing executive performance; making grants of salary and annual incentive compensation; and approving certain employment agreements. The functions of the Audit Committee are to make recommendations to the Board of Directors regarding the engagement of the Company's independent auditors; to review with management and the independent auditors the plans for and results of each audit engagement; to approve professional services provided by the independent auditors and to review the independence of the independent auditors, the accounting and financial policies and practices, the audit scope, and the adequacy of internal accounting controls. Neither the Audit Committee nor the Compensation Committee met during the fiscal year ended December 31, 1998.

The Board of Directors recommends a vote FOR the approval of the nominees for election as Directors of the Company, which is designated as Proposal 1 on the enclosed proxy card.

                                   PROPOSAL 2
                     Ratification of Independent Accountants

The Board of Directors of the Company has appointed Arthur Andersen LLP as independent accountants for the fiscal year ending December 31, 1999, and to render other professional services as required. Arthur Andersen LLP replaced McKean, Paul, Chrycy, Fletcher & Co. ("McKean Paul") as the Company's independent accountants in 1998. This change in independent accountants was approved by the Board of Directors effective September 1, 1998.

McKean Paul served as the Company's independent auditors for the fiscal years ending December 31, 1997 and 1996.

The reports of McKean Paul on the Company's financial statements for both of the past two fiscal years did not contain an adverse opinion nor a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended December 31, 1997 and December 31, 1996 respectively, and in the subsequent interim period preceding McKean Paul's dismissal, there were no disagreements on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure which if not resolved to the satisfaction of McKean Paul would have caused McKean Paul to make references to the matter in their report.

During the most recent fiscal year and any subsequent interim period, there have been no "reportable events" as defined in Regulation S-K Item 304(a)(1)(v) with McKean Paul.

The appointment of Arthur Andersen LLP is being submitted to shareholders for ratification.

Representatives of McKean Paul will not be present at the Annual Meeting. Representatives of Arthur Andersen LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR the ratification of Arthur Andersen LLP as independent accountants of the Company, which is designated as Proposal 2 on the enclosed proxy card.

                                   PROPOSAL 3
                  Approval of the Guardian International, Inc.
                        1999 Incentive Stock Option Plan
                   and Ratification of Non-Plan Option Grants


At the Annual Meeting, a proposal will be presented for the shareholders to approve the Guardian International, Inc. 1999 Incentive Stock Option Plan (the "1999 Plan"), in the form attached hereto as Exhibit A, under which incentive stock options ("ISOs") and non-qualified stock options (collectively, "Awards") relating to up to 500,000 shares of the Class A Common Stock may be granted to directors, officers, full-time employees and consultants of the Company and its subsidiaries.

The purposes of the 1999 Plan are (a) to promote the identity of interests between shareholders, directors, officers, employees and consultants of the Company by encouraging and creating significant ownership of Class A Common Stock of the Company by directors, officers and other salaried employees of the Company and its subsidiaries; (b) to enable the Company to attract and retain qualified directors, officers, employees and consultants who contribute to the Company's success by their ability, ingenuity and industry; and (c) to provide meaningful long-term incentive opportunities for directors, officers, full-time employees and consultants who are responsible for the success of the Company and who are in a position to make significant contributions toward its objectives.

The maximum amounts provided for in the 1999 Plan are intended to enable the Company to meet the requirements for deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Section 162(m) of the Code places a $1 million limit on the deduction that may be taken for compensation paid to the Chief Executive Officer and the Company's four other most highly compensated executives on the last day of the year, unless certain requirements are met.

General Discussion of the 1999 Plan

Administration

The Compensation Committee (the "Committee") will administer the 1999 Plan. The Committee consists of two or more directors, each of whom is and must be an "Outside Director" within the meaning of Section 162(m) of the Code and the regulations thereunder and a "Non-Employee Director" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As previously discussed, the Committee is currently comprised of Messrs. Remington and Lake. Additionally, the Committee is authorized to designate participants, determine the type and number of Awards to be granted, set terms and conditions of Awards, and make all determinations which may be necessary or advisable for the administration of the 1999 Plan.

Awards and Exercise Price

Awards entitle the participant to purchase shares of Class A Common Stock at prescribed prices. The exercise price of an Award may not be less than the fair market value per share of the Class A Common Stock on the date of grant. Awards are exercisable at such times and subject to such terms and conditions as are established in the sole and absolute discretion of the Committee in a fair and uniform manner, except no Award may have a term exceeding 10 years. Awards may be exercised by payment of the exercise price in cash, Class A Common Stock, outstanding Awards or other property as the Committee may determine from time to time.

Eligible Participants

All employees, consultants, officers and directors of the Company and its subsidiaries who the Committee determines to become participants in the 1999 Plan are eligible to participate in the 1999 Plan. However, only employees may be granted ISOs.

Term of Option

Options granted under the 1999 Plan may not be exercised more than 10 years from the date of grant of the Option, and may be exercised during such term only in accordance with the terms of the 1999 Plan and the award agreement.

Limitations on Awards

Under the 1999 Plan, 500,000 shares of the Company's Class A Common Stock are reserved and available for Awards. A maximum of 250,000 shares may be made subject to Awards in any year.

Other Terms of Awards

The Committee may require or permit participants to defer the distribution of all or part of an Award in accordance with such terms and conditions as the Committee may establish, including payment of interest or dividend equivalents on any deferred amounts. The Committee may place shares or other property in trust or make other arrangements to provide for payment of the Company's obligations under the 1999 Plan.

Awards may not be pledged or otherwise encumbered and generally are not transferable except by will or by the laws of descent and distribution. A participant may, in the manner established by the Committee, designate a beneficiary to exercise such person's rights and receive distributions under the 1999 Plan upon such person's death.

Amendment, Termination and Adjustments

The Committee may amend, alter, suspend or terminate the 1999 Plan without the consent of shareholders or participants, except that shareholder approval will be sought within one year after such Board of Directors action if shareholder approval is required by any applicable law or regulation or rule of a stock exchange, or if the Board of Directors in its discretion determines that obtaining such approval is advisable. The Committee, at its discretion, may also amend, alter, suspend, discontinue or terminate any outstanding Award and any related agreement; however, no amendment or termination may diminish or impair the rights of a participant under any outstanding Award without such participant's consent. The 1999 Plan will continue for a ten year period or until such time as it is terminated by the Committee, whichever is sooner.

In the event of certain changes affecting the shares of Class A Common Stock (such as a stock dividend or distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange or other similar corporate transaction or event), the Committee shall adjust the aggregate number or kind of shares which may be issued under the 1999 Plan and terms of outstanding Awards as it deems to be appropriate in order to prevent dilution or enlargement of participants' rights under the 1999 Plan. The Committee may also make adjustments in the terms and conditions of Awards in recognition of unusual or nonrecurring events affecting the Company or any subsidiary or their financial statements or changes in applicable laws, regulations or accounting principles.

Federal Income Tax Implications

The following discussion summarizes the Federal income tax consequences to participants who may receive stock options under the 1999 Plan and to the Company arising out of the granting of such Awards. The discussion is based upon interpretations of the Code.

The Company believes that under present law, the following federal income tax consequences generally arise with respect to Awards granted under the 1999 Plan. The grant of an Award will create no tax consequences for the participant or the Company. A participant will not have taxable income upon exercising an ISO (except that the alternative minimum tax may apply) and the Company will receive no deduction at that time. Upon exercising a non-qualified stock option, the participant must generally recognize ordinary income equal to the difference between the exercise price and fair market value of the Class A Common Stock acquired on the date of the exercise. The Company will be entitled to a deduction equal to the amount recognized as ordinary income by the participant.

A participant's disposition of shares acquired upon the exercise of an Award generally will result in short-term or long-term capital gain or loss (except in the event that shares issued pursuant to the exercise of an ISO are disposed of within two years after the date of grant or within one year after the date of exercise by the participant). Generally, there will be no tax consequences to the Company in connection with disposition of shares acquired upon exercise of Award, except that the Company will be entitled to a deduction (and the participant will recognize ordinary taxable income) if shares acquired upon exercise of an ISO are disposed of before the applicable ISO holding periods have been satisfied.

In each instance described above, the deduction available to the Company may be limited, as to the Chief Executive Officer and the Company's four other most highly compensated executives, by Section 162(m) of the Code. As previously mentioned, Section 162(m) places a $1 million limit on the deduction that may be taken for compensation paid to any such officer unless such compensation is based on the attainment of "objective" performance goals established in advance by a committee of two or more outside directors, and paid pursuant to a plan approved by shareholders. Stock options are deemed to be "performance related" for purposes of Section 162(m). Accordingly, the 1999 Plan is designed to enable the Company to meet the requirements for deductibility.

The foregoing provides only a general description of the applicability of federal income tax laws to Awards under the 1999 Plan. Different tax rules may apply with respect to participants who are subject to Section 16 of the Exchange Act, when they acquire stock in a transaction deemed to be a nonexempt purchase under that statute or within six months of an exempt grant of a derivative security. The summary does not address the effects of other federal taxes or taxes imposed under state, local or foreign laws.

1999 Plan Activity

As of April 30, 1999, no grants of Awards had been made under the 1999 Plan.

Ratification of Previously Granted Non-Plan Options

As of May 3, 1999, options to purchase 228,622 shares of Class A Common Stock have been granted to six persons who are neither Directors nor Executive Officers, and options to purchase 650,000 shares of Class A Common Stock have been granted to seven persons who are Directors and Executive Officers of the Company under Employment Agreements between each such optionee and the Company (collectively, the "Non-Plan Option Grants"). The strike price of each grant, which in each case represented the fair market value of the underlying shares of Class A Common Stock, as of the date of grant, was as follows:

                                    Number      Exercise
         Date of Grant              Issued       Price
         -------------              ------       -----
         November 1995               174,720     $2.00
         May 1997                    100,000       2.50
         February 1998               100,000      3.25
         August 1998                  53,902      1.73
         December 1998               375,000      0.84
         May 1999                     75,000      0.81
                                  ----------
                                     878,622
                                  ==========

Voting Requirements

The vote of holders of a majority of the shares of Voting Stock present in person or by proxy at the Annual Meeting is required to approve the 1999 Plan and ratify the Non-Plan Option Grants. If not approved, the 1999 Plan will not become effective. If the Non-Plan Option Grants are not ratified by the shareholders, such Non-Plan Option Grants will become null and void.

Recommendations of the Board of Directors

The Board of Directors believes that it is desirable and in the best interests of the Company and its shareholders that the 1999 Plan be adopted. As discussed above, the purposes of the 1999 Plan include attracting and retaining qualified directors, officers, employees and consultants and providing meaningful long-term incentive opportunities to such individuals. The Board of Directors also believes that it is desirable and in the best interests of the Company and its shareholders that the Non-Plan Option Grants be ratified.

The Board of Directors recommends a vote FOR the approval the 1999 Plan and the ratification of the Non-Plan Option Grants, which is designated as Proposal 3 on the enclosed proxy card.


                                   PROPOSAL 4
                    Change of Domicile from Nevada to Florida

On July 20, 1998, the Board of Directors of the Company passed a unanimous resolution authorizing a change of corporate domicile from Nevada to Florida. Management believes that the change is consistent with the geographic focus of the Company's personnel and operations. The Company's predecessor, Everest Security Systems Corporation, formerly known as Everest Funding Corporation, which was formerly known as Burningham Enterprises, Inc., was originally incorporated in Nevada on October 30, 1986. For a number of years, however, the Company's principal offices, center of operations and employees have been located in Hollywood, Florida. The Company has no physical plant or employees in Nevada, nor does it conduct operations from or within Nevada.

Management believes that the change of corporate domicile to Florida will result in savings for the Company by eliminating the need for Nevada legal counsel. During the fiscal year ending December 31, 1998, the Company incurred approximately $24,000 in legal fees for Nevada counsel.

Management believes that the change of corporate domicile to Florida will provide greater flexibility to the Company under the Florida Business Corporation Act (the "Florida Act"). The summary of certain differences between the Florida Act and Chapters 78 and 92A of the Nevada Revised Statutes (the "Nevada Act") follows.

If the shareholders approve the change of domicile, the Company will file the Certificate of Domestication set forth in Exhibit 1 attached hereto, along with the Articles of Incorporation set forth in Exhibit 2 attached hereto, with the Department of State of the State of Florida. The Company will take this opportunity to simplify certain provisions in its existing Nevada Articles of Incorporation and to take advantage of greater flexibility afforded by certain provisions of the Florida Act. The Company's current Nevada Articles of Incorporation are included as Exhibit 3 attached hereto. Shareholders are urged to examine the differences between Exhibits 2 and 3.

Following is a summary of certain differences between the Florida Act and the Nevada Act:

Certain Business Combinations

The Florida Act requires an "affiliated transaction," which is defined to include certain business combinations and certain other transactions with an "interested shareholder" or its affiliate, to be approved by a vote of holders of two-thirds of the voting shares other than shares beneficially owned by an interested shareholder. An "interested shareholder" is, with certain exceptions, one who is the beneficial owner of more than 10% of the corporation's outstanding voting shares. This provision does not apply to a corporation which has had not more than 300 shareholders of record at any time within the three years preceding the announcement of the transaction, or if, among other things,
(i) the affiliated transaction has been approved by a majority of the corporation's disinterested directors, (ii) consideration is paid to the corporation's shareholders which meets certain "fair value" criteria, (iii) the interested shareholder has been the beneficial owner of at least 80% of the outstanding voting shares for at least 5 years preceding the announcement date of the affiliated transaction, or at least 90% of the voting shares, with no holding period requirement, exclusive of shares acquired from the corporation in a transaction not approved by disinterested directors, or (iv) the corporation's original articles of incorporation, or an amendment to the articles or bylaws approved by the holders of a majority of the outstanding voting power (excluding interested shareholders, their affiliates and associates) expressly elects not to be governed by the statute and, in the case of such an amendment, the amendment was approved at least 18 months prior to the date the interested shareholder in question is determined to be such. [Section 607.0901 of the Florida Act]

The Nevada Act, subject to certain conditions, restricts the ability of a "resident domestic corporation" to engage in any combination with an "interested stockholder" for three years following the interested stockholder's date of acquiring the shares that cause such stockholder to become an interested stockholder. The restrictions do not apply if the combination or the purchase of shares by the interested stockholder on the interested stockholder's date of acquiring the shares that caused such stockholder to become an interested stockholder is approved by the board of directors of the resident domestic corporation before that date. If the combination was not previously approved, the interested stockholder may effect a combination after the three-year period only if such stockholder receives approval from a majority of the disinterested shares or the offer meets certain fair price criteria. [Sec. 78.411-78.444 of the Nevada Act]

For purposes of the above provisions, "resident domestic corporation" means a Nevada corporation that has 200 or more stockholders. "Interested stockholder" means any person, other than the resident domestic corporation or its subsidiaries, who is (i) the beneficial owner directly or indirectly, of 10% or more of the voting power of the outstanding voting shares of the resident domestic corporation or (ii) an affiliate or associate of the resident domestic corporation and, at any time within three years immediately before the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding shares of the resident domestic corporation.

Under the Nevada Act, the above provisions do not apply to corporations that so elect in a charter amendment approved by a majority of the disinterested shares. Such a charter amendment, however, would not become effective for 18 months after its passage and would apply only to stock acquisitions occurring after its effective date. The Company's Articles of Incorporation and By-Laws do not exclude the Company from the restrictions imposed by such provisions.

Merger with Subsidiary

The Florida Act permits the merger of a subsidiary corporation into its parent corporation without shareholder approval if 80% or more of the outstanding shares of each class of stock of the subsidiary is owned by the parent corporation.

The Nevada Act permits the merger of a subsidiary corporation into its parent corporation without shareholder approval if 90% or more of the outstanding shares of each class of stock of the subsidiary is owned by the parent corporation.

Amendment to Bylaws

The Florida Act provides that a corporation's incorporators or board of directors shall adopt the initial bylaws for the corporation, unless that power is reserved to the shareholders in the articles of incorporation. The Florida Act permits the board of directors to amend or repeal the bylaws unless such power is expressly reserved to the shareholders in the articles of incorporation or the shareholders, in amending or repealing the bylaws, expressly provide that the board of directors may not amend or repeal the bylaws.

The Nevada Act provides that the shareholders adopt the bylaws for the corporation. The Nevada Act permits a corporation's board of directors to make and amend the bylaws of the corporation, subject to the bylaws, if any, adopted by the shareholders.

Amendment to Articles of Incorporation

The Florida Act permits the board of directors, without shareholder action, to adopt certain amendments to the articles of incorporation, unless the articles of incorporation provide otherwise, including, but not limited to, amendments to
(i) delete the names and addresses of the initial directors; (ii) to delete the name and address of the initial registered agent or registered office, if a statement of change is filed with the Florida Department of State; (iii) to delete the authorization for a class or series of shares authorized in the articles if not shares of such series or class are issued; (iv) to change the par value for a class or series of shares; (v) to increase or decrease the number of authorized shares and to make any other changes necessary or appropriate to assure that the rights or preferences of each holder of issued and outstanding shares of all classes and series will not be adversely affected by the combination or division; (vi) to make certain changes to the corporation's name; and (vii) to provide that if the corporation acquires its own shares, such shares belong to the corporation and constitute treasury shares until disposed of or canceled by the corporation.

The Nevada Act provides that the board of directors must adopt a resolution setting forth any proposed amendment to the articles of incorporation and declaring its advisability and must call a meeting of the shareholders entitled to vote for the consideration thereof. A majority of the shareholders entitled to vote must approve the amendment. If any proposed amendment would alter any preference or right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment, regardless of limitations or restrictions on the voting power thereof.

Limitations on Director Liability

The Florida Act provides that a director of a corporation will not be personally liable for monetary damages for breach of his fiduciary duty as a director unless the breach involves: (i) a violation of the criminal law; (ii) a transaction from which the director derived an improper personal benefit; (iii) an unlawful payment of a dividend or unlawful stock repurchase or redemption;
(iv) in a derivative proceeding or one by or in the right of a shareholder, conscious disregard for the best interest of the corporation or willful misconduct; or (v) in a proceeding by or in the right of someone other than the corporation or a shareholder, recklessness or an act or omission that was committed in bad faith, with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property.

The Nevada Act allows a corporation to provide in its articles of incorporation that a director or officer will not be personally liable for monetary damages to the corporation or its stockholders for breach of fiduciary duty as a director or officer, provided that such provision must not eliminate or limit the liability of a director or officer for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law or the payment of distributions in violation of the Nevada Act.

Special Meetings of Shareholders

The Florida Act provides that a special meeting of shareholders may be called by: (i) a corporation's board of directors; (ii) the persons authorized by the articles of incorporation or bylaws; or (iii) the holders of not less than 10% of all votes entitled to be cast on any issue to be considered at the proposed special meeting. A corporation's articles of incorporation may require a higher percentage of votes, up to a maximum of 50%, to call a special meeting of shareholders.

The Nevada Act contains no similar default provision for the calling of a special meeting of stockholders. As a result, if a corporation's charter documents do not set forth the procedure for calling special meetings, the corporation will not have a procedure for the calling of such special meetings.

The Board of Directors recommends a vote FOR approval of the change of domicile of the Company from Nevada to Florida, which is designated as Proposal 4 on the enclosed proxy card.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth information with respect to the beneficial ownership as of May 3, 1999 of any person (including any "group") known by the Company to be the beneficial owner of more than 5% of any class of stock.

                                                                            Amount and Nature of         Percent of
            Title of Class         Name and Address of Beneficial Owner     Beneficial Ownership (1)     Class (2)(3)
            --------------         ------------------------------------     ------------------------     ------------
     Preferred Stock (4)           Protection One (6)                                   10,322 (7)         100.0

     Class A Common Stock          Harold and Sheilah Ginsburg (8), (9)              1,807,066              21.1

     Class A Common Stock          Richard Ginsburg (8)                                672,096 (10)          7.8

     Class A Common Stock          Rhonda Ginsburg (8)                                 629,245               7.3

     Class A Common Stock          Estate of Norman Rubin                              501,827               5.8

     Class B Non-Voting Common
     Stock (5)                     Heller (11)                                         634,035               6.9(12)

   (1) Unless otherwise indicated, the Company believes that each beneficial owner listed in the above table has sole voting and investment power with respect to the shares beneficially owned.
   (2) For purposes of this table, a person is deemed to have "beneficial ownership" of any shares which such person has the right to acquire on or within 60 days of May 3, 1999. For purposes of computing the percentage of the class held by each person named above, any shares which such person has or has the right to acquire on or within 60 days after May 3, 1999 are deemed to be outstanding for such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
   (3) On a fully diluted basis as of May 3, 1999, Protection One holds 26.3%, Harold Ginsburg and Sheilah Ginsburg hold 13.8%, Richard Ginsburg holds 5.1%, Rhonda Ginsburg holds 4.8% and Heller holds 4.8% of the outstanding securities of the Company. See "Proxies; Voting Securities" above.
   (4) Shares of Preferred Stock are not convertible until at least the third anniversary of their issuance on October 21, 1998, at a rate of one share for 333.3333 shares of Class A Common Stock.
   (5) Class B Common Stock is immediately convertible into Class A Common Stock on a share-for-share basis at any time.
   (6)    The address for Protection One is 6225 North State Highway 161,
          Suite 400, Irving, Texas, 75038. Protection One is the sole holder of all of the outstanding shares of Preferred Stock. See "Proxies; Voting Securities" above.
   (7)    The amount includes stock dividends accumulated through May 3, 1999.
   (8) The address for such shareholder is c/o the Company, 3880 N. 28th Terrace, Hollywood, Florida, 33020-1118.
   (9) The shares of Harold and Sheilah Ginsburg are owned jointly as tenants by the entireties.
  (10)    Includes 40,000 options which are immediately exercisable.
  (11)    Heller is the sole holder of all of the outstanding shares of Class
          B Common Stock. See "Proxies; Voting Securities" above. The address for Heller is 500 West Monroe Street, Chicago, Illinois, 60661.
  (12)    Represents the percent of outstanding shares of Common Stock.

Security Ownership of Management

The following table sets forth information with respect to the beneficial ownership as of May 3, 1999 of Class A Common Stock by (i) each Director of the Company; (ii) each nominee to the Board of Directors; (iii) the Chief Executive Officer; and (iv) all named directors and executive officers of the Company as a group. On May 3, 1999, there were 11,569,241 and 8,582,241 shares of Class A Common Stock issued and outstanding, respectively.

                                                                   Amount and Nature of        Percent of
     Name and Address of Beneficial Owner                         Beneficial Ownership (1)      Class (2)
     ------------------------------------                         ------------------------      ---------
     Harold and Sheilah Ginsburg (3), (4)                                 1,807,066                 21.1

     Richard Ginsburg (3)                                                   672,096 (5)              7.8

     Darius G. Nevin (3)                                                    152,000 (5)              1.8

     William Remington (3)                                                        0                   *

     Douglas T. Lake (3)                                                     30,000 (6)               *

     Joel A. Cohen (7)                                                      218,009 (8)              2.5

     David Heidecorn (9)                                                     25,000 (10)              *


     All Directors and Executive Officers as a Group (11)                3,446,606                  40.2
          * Represents less than 1% of outstanding Voting Stock.

    (1) Each director and executive officer has sole voting and investment power with respect to the shares beneficially owned.
    (2) For purposes of this table, a person is deemed to have "beneficial ownership" of any shares of Class A Common Stock which such person has the right to acquire on or within 60 days after May 3, 1999. For purposes of computing the percentage of the class of Class A Common Stock held by each person named above, any shares which such person has or has the right to acquire on or within 60 days after May 3, 1999 are deemed to be outstanding for such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
     (3) The address of such shareholder is c/o the Company, 3880 North 28th Terrace, Hollywood, Florida 33020-1118.
     (4) The shares of Harold and Sheilah Ginsburg are owned jointly as tenants by the entireties.
     (5) Includes 40,000 options which are immediately exercisable.
     (6) Includes 30,000 options which are immediately exercisable.
     (7) The address of such shareholder is c/o Mutual Central Alarm Services, Inc., 10 West 46th Street, New York, New York, 10036.
     (8) Includes 20,000 options which are immediately exercisable.
     (9) The address of such shareholder is c/o 9 Greenwich Office Park, Greenwich, Connecticut, 06830.
    (10) Includes 15,000 options which are immediately exercisable.
    (11) Includes Messrs. Harold Ginsburg,  Richard Ginsburg, Nevin,
         Remington, Lake, Cohen, Heidecorn, Akins, Adams and Mrs. Ginsburg.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following sets forth certain information regarding the aggregate cash and other compensation paid to or earned by the executive officers of the Company.

                                                          Year            Salary              Other
                                                          ----            ------              -----
  Richard Ginsburg                                        1998           $100,000           $12,219  (1)
      President and CEO, Director                         1997             91,985            10,800
  Darius G. Nevin                                         1998            135,537            12,084  (1)
      Vice President and Chief Financial Officer,         1997             25,660  (2)          462
      Director
  Joel A. Cohen                                           1998            135,577  (3)       10,928  (1)
      Vice President, President and CEO of Mutual,        1997                  -
      Director
  Terry E. Akins                                          1998            144,808  (4)       12,559  (1)
      Chief Operating Officer, Vice President             1997             96,346             7,089

  (1) Included in other annual compensation are auto allowances and payments for medical insurance coverage.
  (2) Mr. Nevin joined the Company in October 1997, with the execution of his employment agreement. The annualized compensation for 1997 for Mr. Nevin was $135,000.
  (3) Mr. Cohen joined the Company in February 1998, with the execution of his employment agreement. The annualized compensation for 1998 for Mr. Cohen was $150,000.
  (4) Mr. Akins joined the Company in May 1997, with the execution of his employment agreement. The annualized compensation for 1997 and 1998 for Mr. Akins was $150,000. Mr. Akins took extra vacation time in 1998 for which he was not compensated.

Options/SAR Grants in Last Fiscal Year
--------------------------------------
Individual Grants

                              Number of
                              Securities       Percent of Total
                              Underlying     Options/SARs Granted    Exercise of
                             Options/SARs       to Employees in      SARs Price
           Name                Granted            Fiscal Year         ($/Share)      Expiration Date
           ----                -------       --------------------    -----------     ---------------
  Richard Ginsburg             100,000               14.2%              $0.84      October 15, 2007
  Darius G. Nevin              100,000               14.2%              $0.84      October 15, 2007
  Joel Cohen                   100,000               14.2%              $0.84      February 23, 2008
  Raymond L. Adams             100,000               14.2%              $3.25      February 23, 2008
  Douglas T. Lake               75,000               10.7%              $0.84      February 23, 2008

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who beneficially own more than ten percent (10%) of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and the other equity securities of the Company. Officers, directors and persons who beneficially own more than ten percent (10%) of a registered class of the Company's equity securities are required by the regulations of the SEC to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1998, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company leases its corporate headquarters from Guardian Investments, a Florida partnership owned by Harold and Sheilah Ginsburg, both of whom are directors, officers and principal shareholders of the Company.

The corporate headquarters occupies a 12,000 square foot building which houses the Company's central monitoring facility located at 3880 North 28 Terrace, Hollywood, Florida 33020. The telephone number is (954) 926-5200. The lease expires on December 31, 2002, but has a renewal option for an additional five years under the same terms and conditions. The annual rent is approximately $102,000, with annual increases not to exceed three percent (3%). The terms of the lease are no less favorable to the Company than those which could be obtained from an unaffiliated third party.

                                  ANNUAL REPORT

The Annual Report of the Company for the fiscal year ended December 31, 1998 is being mailed to Shareholders with this Proxy Statement.

           DEADLINE FOR SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

Pursuant to SEC regulations, shareholder proposals intended to be considered for inclusion in the Proxy Statement for presentation at the Company's 2000 Annual Meeting of Shareholders must be received at the Company's offices at 3880 North 28th Terrace, Hollywood, Florida, 33020-1118, Attention: Secretary, no later than December 15, 1999, for inclusion in the Company's Proxy Statement and form of proxy relating to such meeting. All proposals must comply with applicable SEC rules and regulations. In addition, the proxy for voting on matters at the Company's 2000 Annual Meeting will confer discretionary authority to vote on any matter, notice of which was received by the Company after February 1, 1999.

                                  OTHER MATTERS


The Board of Directors is not aware of any other matter other than those set forth in this Proxy Statement that will be presented for action at the meeting and does not intend to bring any other matters before the meeting. However, if other matters properly come before the meeting, or any adjournment or postponement thereof, the persons named in the enclosed proxy will have the discretionary authority to vote the shares they represent in accordance with their best judgment in the interest of the Company.

We will make available a list of shareowners of the Company at the close of business on May 3, 1999, for inspection during normal business hours from June 14 through June 18, 1999, at the Company's corporate headquarters located at 3880 North 28 Terrace, Hollywood, Florida, 33020. The list will also be available for inspection during the meeting.


THE COMPANY UNDERTAKES TO PROVIDE ITS SHAREHOLDERS WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. WRITTEN REQUESTS FOR SUCH REPORT SHOULD BE ADDRESSED TO THE OFFICE OF THE SECRETARY, GUARDIAN INTERNATIONAL, INC., 3880 NORTH 28th TERRACE, HOLLYWOOD, FLORIDA 33020-1118.

                          Guardian International, Inc.

                         Annual Meeting of Shareholders
                                  June 21, 1999

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder of Guardian International, Inc. (the "Company") hereby constitutes and appoints Richard Ginsburg and Darius G. Nevin, and each of them, the shareholder's true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at University of Miami School of Business, James W. McLamore Executive Education Center, 5250 University Drive, Coral Gables, Florida, 33146, on Monday, June 21, 1999, at 2:00p.m., local time, or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of the Annual Meeting of Shareholders, with all the powers the undersigned would possess if present personally at said meeting, or at any postponement or adjournment thereof.

 THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE
     VOTED FOR THE NOMINEES LISTED ON THE REVERSE SIDE AND FOR THE APPROVAL
                            OF PROPOSALS 2, 3 AND 4.

            (Continued and to be signed and dated on the other side)
--------------------------------------------------------------------------------
Please mark  your votes as this example      [X]

The Directors recommend a vote FOR the Nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4.

1. Proposal to elect the following persons as Directors of the Company:

                  Harold Ginsburg                    Richard Ginsburg
                  Sheilah Ginsburg                   Darius G. Nevin
                  William Remington         Douglas T. Lake
                   Joel A. Cohen                     David Heidecorn

         FOR all nominees listed                    WITHHOLD AUTHORITY to
         (except as marked to the               vote for all nominees listed
         contrary; see Instruction below)

                  [  ]                                     [  ]

 Instruction: To withhold authority to vote for any individual nominee, strike through the name of the nominee above.


2. Proposal to ratify the appointment of Arthur Andersen LLP as independent accountants.

         FOR               AGAINST              ABSTAIN
         [  ]                [  ]                 [  ]

3. Proposal to approve the 1999 Incentive Stock Option Plan and ratify the non-plan grants of stock options to Richard Ginsburg, Darius G. Nevin, Joel A. Cohen, Terry Akins, Frank Bauer, GM Capital Partners, Douglas
   T. Lake, David Heidecorn, Raymond L. Adams, Paul & Stella Ferrara, Michael Assenza, Vincent Monardo and Kevin Killea.

         FOR               AGAINST              ABSTAIN
         [  ]                [  ]                  [  ]

4. Proposal to approve the change of domicile of the Company from Nevada to Florida

         FOR               AGAINST             ABSTAIN
         [  ]                [  ]                  [  ]


                                            The above named proxies are granted
                                            the authority, in their discretion,
                                            to act upon such other matters as
                                            may properly come before the meeting
                                            or any postponement or adjournment
                                            thereof.

                                            Dated_______________________, 1999

                                            Signature(s)______________________
                                            Signature If Shares Held Jointly

                                            NOTE: Please sign exactly as name
                                            appears hereon. When shares are held
                                            by joint tenants, both should sign.
                                            When signing as attorney, executor,
                                            administrator, trustee or guardian,
                                            please give full title as such. If a
                                            corporation, please sign in full
                                            corporate name by the President or
                                            other authorized officer. If a
                                            partnership, please sign in
                                            partnership name by authorized
                                            person.

Please sign exactly as your name appears and return this proxy immediately in the enclosed self-addressed envelope.

                                    EXHIBIT A

                             1999 STOCK OPTION PLAN

                                       of

                          GUARDIAN INTERNATIONAL, INC.


         SECTION 1. Purpose. The purpose of this 1999 Stock Option Plan (the "Plan") of Guardian International, Inc. (the "Company") is (a) to promote the identity of interests between shareholders, directors, officers, employees and consultants of the Company and its Subsidiaries by encouraging and creating significant ownership of Common Stock of the Company by directors, officers and other salaried employees of the Company and its Subsidiaries; (b) to enable the Company to attract and retain qualified directors, officers, employees and consultants who contribute to the Company's success by their ability, ingenuity and industry; and (c) to provide meaningful long-term incentive opportunities for directors, officers, employees and consultants who are responsible for the success of the Company and who are in a position to make significant contributions toward its objectives.

         SECTION 2. Definitions. In addition to the terms defined elsewhere in the Plan, the following shall be defined terms under the Plan:

         2.01 "Award" means any Option granted to a Participant under the Plan.

         2.02 "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

         2.03 "Beneficiary" means the person or persons designated in writing by the Participant as his beneficiary in respect of Awards or, in the absence of such a designation or if the designated person or persons predecease the Participant, the person or persons who shall acquire the Participant's rights in respect of Awards by bequest or inheritance in accordance with the applicable laws of descent and distribution. In order to be effective, a Participant's designation of a beneficiary must be on file with the Company before the Participant's death. Any such designation may be revoked and a new designation substituted therefor by the Participant at any time before his death without the consent of the previously designated beneficiary.

         2.04 "Board" means the Board of Directors of the Company.

         2.05 "Change of Control" has the meaning ascribed to such term in
Section 9.02.

         2.06 "Change of Control Price" has the meaning ascribed to such term in
Section 9.03.

         2.07 "Code" means the Internal Revenue Code of 1986, as amended from time to time. References to any provision of the Code shall be deemed to include successor provisions thereto and regulations thereunder.

         2.08 "Committee" means the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan, or any subcommittee of either; which shall consist of two or more directors, each of whom is a "Non-employee Director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Treas. Reg.
Section 1.162-27.

         2.09 "Common Stock" means the Class A Voting Common Stock, $.001 par value, of the Company.

         2.10 "Company" means Guardian International, Inc., a Florida corporation, and any successor thereto.

         2.11 "Covered Employee" has the meaning ascribed to such term as set forth in Section 162(m) of the Code.

         2.12 "Disability" means, as determined by the Company, unable to engage in substantial gainful activity by reason of any medically determinable physical or mental impairment which has lasted or which can be expected to last for a continuous period of not less than 6 months.

         2.13 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time. References to any provision of the Exchange Act shall be deemed to include successor provisions thereto and regulations thereunder.

         2.14 "Fair Market Value" means, with respect to Shares, the fair market value of such Shares determined by such methods or procedures as shall be established, in good faith, from time to time by the Committee. Unless otherwise determined by the Committee, the fair market value of Shares as of any date shall be the average of the closing bid and asked prices for Shares reported in the NASDAQ System for the Small Cap Market National Market, as applicable, for that date or, if no such prices are so reported for that date, the average of such closing bid and asked prices on the immediately preceding date for which such closing prices are so reported. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse. If Shares are listed on any other exchange, the fair market value of Shares as of any date shall be the closing sales price on that date of a Share as reported on that exchange as reported in the Composite Transactions for such day by the Wall Street Journal or, if such Shares were not traded on such date, on the next preceding day on which such Shares were traded.

         2.15 "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code.

         2.16 "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

         2.17 "Option" means a right, granted to a Participant under Section 6.02, to purchase Shares at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

         2.18 "Participant" means a person who, as a director, officer, salaried employee, or consultant of the Company or any Subsidiary, has been granted an Award under the Plan.

         2.19 "Rule 16b-3" means Rule 16b-3, as from time to time amended and applicable to Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

         2.20 "Shares" means the Common Stock.

         2.21 "Subsidiary" means any corporation (other than the Company) with respect to which the Company owns, directly or indirectly, 50% or more of the total combined voting power of all classes of stock. In addition, any other related entity may be designated by the Board as a Subsidiary, provided such entity could be considered as a subsidiary according to generally accepted accounting principles.

         2.22 "Year" means a fiscal year of the Company.

         SECTION 3.  Administration.

         3.01 Authority of the Committee. The Plan shall be administered by the Committee. The Committee shall have full and final authority to take the following actions, in each case subject to and consistent with the provisions of the Plan:

                  (a) to select and designate Participants;

                  (b) to designate those Subsidiaries, the employees of which shall be eligible to receive grants of Awards under the Plan;

                  (c) to determine the type or types of Awards to be granted to each Participant;

                  (d) to establish the conditions relating to the grant of an Award and, prior to the grant of an Award, to certify that such material conditions of an Award are satisfied pursuant to the criteria established by the Committee;

                  (e) to determine the number of Awards to be granted, the number of Shares to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, any exercise price, any restriction or condition, any schedule for lapse of restrictions or conditions relating to transferability or forfeiture, exercisability of an Award, and waivers or accelerations thereof, and waiver of conditions relating to an Award, based in each case on such considerations as the Committee shall determine), and all other matters to be determined in connection with an Award;

                  (f) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

                  (g) to determine whether, to what extent, and under what circumstances cash, Shares, other Awards, or other property payable with respect to an Award will be deferred either automatically, at the election of the Committee, or at the election of the Participant;

                  (h) to prescribe the form of each Award Agreement, which need not be identical for each Participant;

                  (i) to adopt, amend, suspend, waive, and rescind such rules and regulations and appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

                  (j) to correct any defect or supply any omission or reconcile any inconsistency in the Plan and to construe and interpret the Plan and any Award, rules and regulations, Award Agreement, or other instrument hereunder;

                  (k)      to terminate the Plan; and

                  (l) to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

         3.02 Manner of Exercise of Committee Authority. Unless authority is specifically reserved to the Board under the terms of the Plan or applicable law, the Committee shall have sole and absolute discretion in exercising such authority under the Plan. Any action of the Committee with respect to the Plan shall be final, conclusive, and binding on all persons, including the Company, Subsidiaries, their shareholders, Participants, beneficiaries, and any other person claiming any rights under the Plan from or through any Participant or beneficiary. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. A memorandum signed by all members of the Committee shall constitute the act of the Committee without the necessity, in such event, to hold a meeting. A majority of the members of the Committee shall constitute a quorum, and the vote of a majority at a meeting of the Committee or the written consent of all of the members of the Committee on a particular matter shall constitute the act of the Committee on such matter. The Committee may delegate to officers or managers of the Company or any Subsidiary the authority, subject to such terms as the Committee shall determine, to perform administrative functions under the Plan.

         3.03 Limitation of Liability. Each member of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan. No member of the Committee, nor any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action, determination, or interpretation.

         SECTION 4. Shares Subject to the Plan. Subject to adjustment as provided in Section 10, the total number of Shares reserved and available for Awards under the Plan shall be 500,000. For purposes of this Section 4, the number of and time at which Shares shall be deemed to be subject to Awards and therefore counted against the number of Shares reserved and available under the Plan shall be the earliest date on which the Committee can reasonably estimate the number of Shares to be distributed in settlement of an Award or with respect to which payments will be made; provided, however, that, subject to the requirements of Rule 16b-3, the Committee may adopt procedures for the counting of Shares relating to any Award for which the number of Shares to be distributed or with respect to which payment will be made cannot be fixed at the date of grant to ensure appropriate counting, avoid double counting (in the case of substitute awards), and provide for adjustments in any case in which the number of Shares actually distributed or with respect to which payments are actually made differs from the number of Shares previously counted in connection with such Award.

         If any Shares to which an Award relates are forfeited or the Award is settled or terminates without a distribution of Shares (whether or not cash, other Awards, or other property is distributed with respect to such Award), any Shares counted against the number of Shares reserved and available under the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement or termination, again be available for Awards under the Plan; provided, however, that such Shares shall be available for issuance only to the extent permitted under Rule 16b-3.

         SECTION 5. Eligibility. Awards may be granted only to individuals who are directors, officers, full-time employees (including employees who also are directors) or consultants of the Company or a Subsidiary on the date on which the Committee authorizes the grant to such individual of an Award; provided, however, that no Award shall be granted to any member of the Committee.

         SECTION 6.  Specific Terms of Awards.

         6.01 General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 11.02), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine. Except as provided in Sections 7.03 or 7.04, only services may be required as consideration for the grant of any Award.

         6.02 Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

                  (a) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, including but not limited to the requirement that such Option be designated by the Committee as an Incentive Stock Option, and that no Incentive Stock Option shall be granted more than ten years after the effective date of the Plan. Notwithstanding anything in the Plan to the contrary, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code. In the event a Participant voluntarily disqualifies an Option as an Incentive Stock Option, the Committee may, but shall not be obligated to, make such additional Awards or pay bonuses as the Committee shall deem appropriate to reflect the tax savings to the Company which result from such disqualification.

                           (1) Exercise of Incentive Stock Options. The
                  Committee shall determine the time or times at which Incentive Stock Options may be exercised, provided that such time or times shall not occur before the latest of:

                                    (A)     the first anniversary of the date on
                           which the Incentive Stock Option was granted;

                                    (B) approval of the Plan by the stockholders
                           of the Company in the manner provided under Section 13 of the Plan; and

                                    (C) the effectiveness of any registration
                           statement required to be filed under the Securities Act of 1933 for the registration of the Shares to be issued upon exercise of the Incentive Stock Option.

                           (2) Payment of Incentive Stock Option Price. The
                  exercise price of Shares upon exercise of an Incentive Stock Option shall be paid in full to the Company at the time of the exercise of the Incentive Stock Option in cash or, at the discretion of the Committee and subject to any limitations or requirements that the Committee may adopt, by the surrender to the Company of previously acquired Shares, or, at the discretion of the Committee, by a combination of Shares, cash and other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law). The exercise price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Incentive Stock Option on the date that the Incentive Stock Option was granted. An Incentive Stock Option shall expire not later than ten years after the date of grant.

                           (3) Limitation on Exercisability. The aggregate Fair
                  Market Value (determined as of the time the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year shall not exceed $100,000 (or such other amount as set forth in Section 422 of the Code).

                           (4)      Employment Requirement.

                                            (A) In the event that a Participant
                                    retires or otherwise ceases to be employed by the Company or any Subsidiary for any reason, including leaves of absences (other than a termination by death, permanent and total disability within the meaning of
                                    Section 22(e)(3) of the Code, or for cause), such Participant shall have the right to exercise any Incentive Stock Options which became exercisable prior to retirement or cessation of employment but only within a period of three (3) months from the date of cessation of employment (but in any event not later than the expiration date of the Incentive Stock Option), after which time any unexercised portion of all outstanding Incentive Stock Options of the Participant shall expire. If the Participant dies during such three-month period, the executors, administrators, legatees or distributees of the Participant's estate shall have the right to exercise such Incentive Stock Options during the remainder of such period. In the event that an Incentive Stock Option is exercised after three (3) months following the Participant's termination of employment (other than because of termination by death or permanent disability) such Option shall be a Non-Qualified Stock Option.

                                            (B) In the event that a Participant
                                    dies while employed by the Company or any Subsidiary the executors, administrators, legatees or distributees of the estate of the Participant shall have the right to exercise any Incentive Stock Options which became exercisable prior to the Participant's death but only within a period of one (1) year from the date of the Participant's death (but in no event later than the expiration date of the Incentive Stock Option), after which time any unexercised portion of all outstanding Incentive Stock Options of the Participant shall expire. The Company shall be under no obligation to issue Shares hereunder unless and until the Company is satisfied that the person (or persons) exercising the Participant's Incentive Stock Option is the duly appointed legal representative of the Participant's estate or the proper legatee or distributee thereof.

                                            (C) In the event that a Participant
                                    becomes permanently disabled under Section
                                    22(e)(3) of the Code while employed by the Company or any Subsidiary, any Incentive Stock Option which was exercisable on the date when such Participant became disabled may be exercised within one (1) year after such Participant ceases employment (but in no event later than the expiration date of the Incentive Stock Option) after which time any unexercised portion of all outstanding Incentive Stock Options of the Participant shall expire.

                                            (D) In no event and under no
                                    circumstances may an Incentive Stock Option be exercised by a Participant (or his personal representative) after termination of the Participant's employment for cause (as defined in the Award Agreement).

                           (5) 10% Stockholder. If any Participant to whom an
                  Incentive Stock Option is granted pursuant to the provisions of the Plan is, on the date of grant, the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power or value of all classes of stock of the Company or Subsidiaries, then the following special provisions shall be applicable:

                                    (A) The exercise price per Share subject to
                           such Incentive Stock Option shall not be less than 110% of the Fair Market Value of each Share on the date of grant; and

                                    (B) The Incentive Stock Option shall not
                           have a term in excess of five years from the date of grant.

                           (6) Nontransferability. An Incentive Stock Option
                  shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and such Option shall be exercisable during the Participant's lifetime only by such Participant; provided, however, that in the event of the Participant's Disability, his legal representative may exercise an Option on his behalf.

                  (b) Non-Qualified Stock Options. An Option granted to a Participant which is not an Incentive Stock Option is a Non-Qualified Stock Option.

                           (1) Exercise Price of Non-Qualified Stock Options.
                  The exercise price per Share purchasable under a Non-Qualified Stock Option shall be determined by the Committee; provided, however, that such exercise price shall be not less than the Fair Market Value of a Share on the date of grant of such Option.

                           (2) Time and Method of Exercise. Except as otherwise
                  provided in the Plan, the Committee shall determine the time or times at which a Non-Qualified Stock Option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Shares, other Awards or awards issued under other Company plans, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Shares will be delivered or deemed to be delivered to Participants. Such Options shall expire not later than ten years after the date of grant.

         SECTION 7.  Certain Provisions Applicable to Awards.

         7.01 Maximum Yearly Awards. A maximum of 250,000 Shares may be made subject to Awards in any Year. The Share amounts in this Section 7.01 are subject to adjustment under Section 9 and are subject to the Plan maximum under
Section 4.

         7.02 Stand-Alone, Additional and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee and in compliance with applicable law, be granted either alone or in addition to, or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company, any Subsidiary, or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary. If an Award is granted in substitution for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. Awards granted in addition to other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards. The per Share exercise price of any Option granted in substitution for an outstanding Award or award shall be not less than the lesser of the Fair Market Value of a Share at the date such substitute award is granted or such Fair Market Value at that date reduced to reflect the Fair Market Value at that date of the Award or award required to be surrendered by the Participant as a condition to receipt of the substitute Award.

         7.03 Exchange Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Shares, other Awards (subject to Section 7.02), or other property based on such terms and conditions as the Committee shall determine and communicate to the Participant at the time that such offer is made.

         7.04 Loan Provisions. With the consent of the Committee, and subject to compliance with applicable laws and regulations, the Company may make, guarantee, or arrange for, a loan or loans to a Participant with respect to the exercise of any Option, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven. Nothing in this Section shall be construed as implying that the Committee shall or will offer such loans.

         SECTION 8.  General Restrictions Applicable to Awards.

         8.01     Restrictions Under Rule 16b-3.

                  (a) Six-Month Holding Period. Unless a Participant could otherwise transfer an equity security, derivative security, or Shares issued upon exercise of a derivative security, granted under the Plan without incurring liability under Section 16(b) of the Exchange Act,
         (i) an equity security issued under the Plan, other than an equity security issued upon exercise or conversion of a derivative security granted under the Plan, shall be held for at least six months from the date of acquisition; and (ii) with respect to a derivative security issued under the Plan, at least six months shall elapse from the date of acquisition of the derivative security to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security.

                  (b) Compliance with Rule 16b-3. It is the intent of the Company that this Plan comply in all respects with Rule 16b-3 in connection with any Award granted to a person who is subject to Section 16 of the Exchange Act. Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such person, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements with respect to such person.

         8.02 Limits on Transfer of Awards; Beneficiaries. No right or interest of a Participant in any Award shall be pledged, encumbered, or hypothecated to or in favor of any party (other than the Company or a Subsidiary), or shall be subject to any lien, obligation, or liability of such Participant to any party (other than the Company or a Subsidiary) except by will or the laws of descent and distribution; provided, however, that a Participant may, in the manner established by the Committee, designate a Beneficiary or Beneficiaries to exercise the rights of the Participant, and to receive any distribution, with respect to any Award, upon the death of the Participant. A Beneficiary, guardian, legal representative, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant or agreement applicable to such, except to the extent the Plan and such Award Agreement or agreement otherwise provide with respect to such persons, and to any additional restrictions deemed necessary or appropriate by the Committee.

         8.03 Registration and Listing Compliance. The Company shall not be obligated to deliver any Award or distribute any Shares with respect to any Award in a transaction subject to regulatory approval, registration, or any other applicable requirement of federal or state law, or subject to a listing requirement under any listing or similar agreement between the Company and any national securities exchange or automated quotation system, until such laws, regulations, and contractual obligations of the Company have been complied with in full, although the Company shall be obligated to use its best efforts to obtain any such approval and comply with such requirements as promptly as practicable.

         8.04 Share Certificates. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop-transfer order and other restrictions as the Committee may deem advisable under applicable federal or state laws, rules and regulations thereunder, and the rules of any national securities exchange or automated quotation system on which Shares are listed or quoted. The Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions or any other restrictions that may be applicable to Shares, including under the terms of the Plan or any Award Agreement. In addition, during any period in which Awards or Shares are subject to restrictions under the terms of the Plan or any Award Agreement, or during any period during which delivery or receipt of an Award or Shares has been deferred by the Committee or a Participant, the Committee may require the Participant to enter into an agreement providing that certificates representing Shares issuable or issued pursuant to an Award shall remain in the physical custody of the Company or such other person as the Committee may designate.

         8.05 Right of First Refusal. At the time of grant of any Award, the Committee may provide that any Shares to be received in connection with such Award shall be subject to a right of first refusal, pursuant to which the Participant shall be required to offer to the Company any shares that the Participant wishes to sell, with the repurchase price the then Fair Market Value of the Shares, subject to such other terms and conditions as the Committee may specify at the time of grant of the Award.

         SECTION 9. Change of Control Provisions. Notwithstanding any other provision of the Plan, the following acceleration and valuation provisions shall apply in the event of a "Change of Control" as defined in Section 9.02:

         9.01 Acceleration and Cash-Out Rights. In the event of a Change of Control automatically in the case of Participants subject to Section 16 of the Exchange Act, and unless otherwise determined by the Committee in writing at or after grant but prior to the occurrence of the Change of Control in the case of Participants not subject to Section 16 of the Exchange Act:

                  (a) Any Option which was not previously exercisable and vested shall become fully exercisable and vested, subject only to the restrictions on dispositions of equity securities set forth in Section 8.01(a) and legal restrictions on the issuance of Shares set forth in
         Section 8.03; and

                  (b) Any other restrictions and forfeiture conditions applicable to Options granted under the Plan shall lapse and such Options shall be deemed fully vested, subject only to the restrictions on dispositions of equity securities set forth in Section 8.01(a) and legal restrictions on the issuance of Shares set forth in Section 8.03.

         9.02 Change of Control. For purposes of Section 9.01, a "Change of Control" shall mean:

                  (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (i) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (x) any acquisition by the Company or any of its Subsidiaries, (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries, or (z) any acquisition by any Company with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

                  (b) Individuals who, as of the effective date of the Plan, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened solicitation to which Rule 14a-11 of Regulation 14A promulgated under the Exchange Act applies or other actual or threatened solicitation of proxies or consents; or

                  (c) Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; or

                  (d) Approval by the shareholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company, other than to a corporation, with respect to which following such sale or other disposition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be. The term "the sale or other disposition of all or substantially all of the assets of the Company" shall mean a sale or other disposition transaction or series of related transactions involving assets of the Company or of any direct or indirect Subsidiary of the Company (including the stock of any direct or indirect Subsidiary of the Company) in which the value of the assets or stock being sold or otherwise disposed of (as measured by the purchase price being paid therefor or by such other method as the Board determines is appropriate in a case where there is no readily ascertainable purchase price) constitutes more than two-thirds of the fair market value of the Company (as hereinafter defined). The "fair market value of the Company" shall be the aggregate market value of the then Outstanding Company Common Stock (on a fully diluted basis) plus the aggregate market value of the Company's other outstanding equity securities. The aggregate market value of the shares of Outstanding Company Common Stock shall be determined by multiplying the number of shares of Outstanding Company Common Stock (on a fully diluted basis) outstanding on the date of the execution and delivery of a definitive agreement with respect to the transaction or series of related transactions (the "Transaction Date") by the average closing price of the shares of Outstanding Company Common Stock for the five trading days immediately preceding the Transaction Date. The aggregate market value of any other equity securities of the Company shall be determined in a manner similar to that prescribed in the immediately preceding sentence for determining the aggregate market value of the shares of Outstanding Company Common Stock or by such other method as the Board shall determine is appropriate.

         9.03 Change of Control Price. For purposes of this Section 9, "Change of Control Price" means the highest price per share paid in any transaction reported on the securities exchange or trading system on which the Shares are then primarily listed or traded, or paid or offered in any transaction related to a Change of Control of the Company at any time during the preceding 60-day period as determined by the Committee, except that in the case of Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Committee decides to cash out such Awards.

         SECTION 10. Adjustment Provisions. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of Shares which may thereafter be issued in connection with Awards (ii) the number and kind of Shares issued or issuable in respect of outstanding Awards, and (iii) the exercise price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that, with respect to Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Subsidiary or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles.

         SECTION 11.  Changes to the Plan and Awards.

         11.01 Termination or Amendment of the Plan. Both the Board and the Committee are authorized to amend, alter, suspend, discontinue or terminate the Plan without the consent of shareholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's shareholders within one year after such Board or Committee action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, or if the Board or the Committee in its discretion determines that obtaining such shareholder approval is for any reason advisable; provided, however, (i) that no such termination or amendment shall adversely affect or impair any then outstanding Option or related agreement without the consent of the Participant holding such Option or related agreement; and (ii) that no such amendment which
(a) increases the maximum number of Shares subject to this Plan, (b) materially increases the benefits accruing to Participants, or (c) materially modifies the requirements as to eligibility for participation in the Plan may be made without obtaining, or being conditioned upon, stockholder approval.

         11.02 Changes to Awards. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that, without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may impair the rights of such Participant under such Award.

         SECTION 12.  General Provisions.

         12.01 No Rights to Awards. No Participant or employee shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants and employees.

         12.02 No Shareholder Rights. No Award shall confer on any Participant any of the rights of a shareholder of the Company unless and until Shares are duly issued or transferred to the Participant in accordance with the terms of the Award.

         12.03 Tax Withholding. The Company or any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due with respect thereto, its exercise, or any payment thereunder, and to take such other action as the Committee may deem necessary or advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax liabilities relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of Participant's tax obligations.

         12.04 No Right to Employment. Nothing contained in the Plan or any Award Agreement shall confer, and no grant of an Award shall be construed as conferring, upon any employee any right to continue in the employ of the Company or any Subsidiary or to interfere in any way with the right of the Company or any Subsidiary to terminate his employment at any time or increase or decrease his compensation from the rate in existence at the time of granting of an Award.

         12.05 Termination of Employment. If the employment of a Participant by the Company or a Subsidiary terminates for any reason, all unexercised Awards may be exercisable or paid only in accordance with rules established by the Committee. These rules may provide, as the Committee in its sole discretion may deem appropriate, for the expiration, forfeiture, continuation, or acceleration of the vesting, except as may be provided in an Award Agreement, of all or part of the Awards.

         12.06 Unfunded Status of Awards. The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company's obligations under the Plan to deliver cash, Shares, other Awards, or other property pursuant to any award, which trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

         12.07 Other Compensatory Arrangements. The Company or any Subsidiary shall be permitted to adopt other or additional compensation arrangements (which may include arrangements which relate to Awards), and such arrangements may be either generally applicable or applicable only in specific cases.

         12.08 Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

         12.09 Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Florida, without giving effect to principles of conflicts of laws, and applicable federal law.

         12.10 Duration of the Plan. This Plan shall terminate ten (10) years from the effective date hereof, unless terminated earlier pursuant to Section 11.01.

         12.11 No Obligations to Exercise Options. The granting of an Option shall impose no obligation upon a Participant to exercise the Option.

         SECTION 13. Effective Date. The Plan shall become effective as of January 1, 1999; provided, however, that, within one year of such date, the Plan shall have been approved by the affirmative votes of the holders of a majority of the total votes eligible to be cast at a legal meeting of the Company shareholders, or any adjournment thereof or by written consent of the holders of a majority of the Shares entitled to vote. Any Awards granted under the Plan prior to such approval of shareholders shall be effective when granted (unless with respect to any Award, the Committee specifies otherwise at the time of grant), but no such Award may be exercised or settled, no restrictions relating to any Award may lapse, and no Shares may be issued under the plan prior to such shareholder approval, and, if shareholders fail to approve the Plan as specified hereunder, any previously granted shall be forfeited and canceled.